The Company and a Summary of its Significant Accounting Policies - Summary of Assets and Liabilities Measured at Fair Value On Recurring Basis (Details) - Fair Value, Recurring $ in Thousands	Dec. 31, 2018 USD ($)
Liabilities:
Derivative liability	$ 2,880
Total liabilities	2,880
Significant Unobservable Inputs (Level 3)
Liabilities:
Derivative liability	2,880
Total liabilities	$ 2,880